NASDAQ: MBVX

Immuno-Oncology Company Developing Products from the Human Immune Response to Cancer

J. David Hansen
President and CEO, co-Founder

Corporate Presentation
December 2016



DISCLAIMER

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

KEY HIGHLIGHTS – PRODUCT DEVELOPMENT/MILESTONES

- **HuMab Discovery Platform: antibody-based products derived from the human immune response to cancer**
  - Developed platform for antibody discovery resulting in portfolio of fully human antibodies
  - Integrated approach to development of a companion diagnostic with a therapeutic treatment for cancer
  - Initial target is for pancreatic and GI cancers, with multiple follow-on antibodies targeting ovarian, breast, SCLC and sarcoma cancers
- **Key Pipeline Assets Reported Positive 4Q 2016 Milestones**
  - **MVT-5873 in Phase I for pancreatic and GI cancers**
    - Early safety established at interim milestone readout in November
  - **MVT-2163 Imaging Agent in Phase I for pancreatic cancer**
    - Tumor visualization and targeting specificity established at interim milestone readout in November
  - **MVT-1075 Radioimmunotherapy (RIT Program)**
    - Plan to file IND before end of year
- **Collaborations with key cancer research centers**
  - Memorial Sloan Kettering Cancer
  - Rockefeller University
  - Heidelberg Pharma







KEY HIGHLIGHTS – CORPORATE AND FINANCIAL

✔ Uplisted to Nasdaq Capital Market

- Effective August 17th
- Increased visibility for investors
- Significantly increased liquidity

✔ Closed $9.4M financing

- Underwritten offering by Laidlaw
- Lead by OPKO and Dr. Frost along with support from existing investors

✔ Initiated research coverage

- Yale Jen, Ph.D., with Laidlaw & Company

MabVax's Discovery Platform:
Therapies Derived From The Natural Human Immune Response







Focused Discovery

- Vaccination drives specific immune response
- Survey response across multiple patients
- Single B-cell interrogation yields novel antibodies
- Native human antibodies generated against validated vaccine antigens
- Patient samples received from trials in SCLC, sarcoma, melanoma, neuroblastoma, breast, colon, and ovarian cancers

Screening

- Highly efficient screening against pre-identified targets
- Recovery of fully human natively paired heavy and light chains
- Identification of antibodies with superior selectivity, affinity, and key characteristics
- Library of fully human antibodies against multiple targets

Optimized Therapy

- Fully human antibodies have natural advantages; target specificity while minimizing cross reactivity and immunogenicity
- Integrated development platform includes complementary immuno-PET, diagnostic, ADC and radioimmunotherapy

MabVax Has Rich Pipeline Of Product Candidates

Antibody Programs	Indication	Collaborators	Discovery	Pre-IND	Phase 1	Phase 2	Commercial Rights
Therapeutic							
MVT-5873	Metastatic Pancreatic & GI Cancers	NIH, MSKCC, SCRI, Patheon					WW
PET-Imaging							
MVT-2163	Metastatic Pancreatic & GI Cancers	NIH, MSKCC, SCRI, Patheon					WW
Radioimmunotherapy							
MVT-1075	Metastatic Pancreatic Cancer	MSKCC					WW
HuMab 5B1-ADC	Metastatic Pancreatic Cancer	Heidelberg Pharma					WW
HuMab 5B1 – Fc Optimization	Metastatic Pancreatic Cancer & others	Rockefeller University					WW
Additional HuMab Antibodies in Early Development	Sarcoma, Melanoma Breast Cancer, Small Cell Lung Cancer	MSKCC					WW

Discovery of Lead Clinical Development Candidate HuMab 5B1-Antibody Targeting Sialyl Lewis A Antigen



ADCC and CDC activity
Cell surface
Internalization
Sialyl Lewis a (sLea)
CA19-9
HuMab-5B1
HuMab-5B1 conjugate
Payload

CA19-9 detection in patients [1]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

- HuMab-5B1 derived from a patient vaccinated with MabVax vaccine licensed from MSKCC
- Patients repeatedly vaccinated to drive immune response against cancer antigen
- Patient samples obtained at maximal response
- HuMab-5B1 chosen because of optimal characteristics
- Patient outcomes
  - Seven Stage IV patients vaccinated in 4Q08 and six are still alive (median: 197 weeks post-vaccination)
  - Patient from whom derived the HuMab-5B1 antibody remained disease free at 5+ years[2]

1. Adapted from: Passerini R, et al. Am J Clin Pathol 2012;138(2):281–7
2. Personal communication with lead investigator at MSKCC

SIALYL LEWISA – AS A VIABLE TARGET FOR CANCER THERAPEUTICS

- Sialyl Lewis A antigen (sLEA or CA19-9) is the most frequently utilized and only validated serum marker for assessment of pancreatic cancers
- Aberrant glycosylation results in expression of sLe[a] and facilitates tumor proliferation, invasion, and metastatic spread[1]
- High copy numbers (1.3 x 10^6) on cancer cells makes it an attractive molecular target[2]
- Up to 92% of pancreatic ductal adenocarcinomas (PDACs) express CA19-9[4]
- Expression is also seen in gastrointestinal and other epithelial cell tumors[4]
- High serum levels correlated to poor prognosis[3]



Sialyl Lewis[a]


Core protein
Transmembrane region
Cytoplasmic region

References
1. Kannagi R., et al. Can Sci 2004, voo.95 no.5 377-384
2. Girgis et al. Int J Mol Imaging, Vol 2011, Article ID 834515
3. Ugorski M. et al. *Acta Biochimica Polonica* 2002;49:303-11
4. Passerini R, et al. *Am J Clin Pathol* 2012;138(2):281–7

MabVax's Preclinical Technical Development Criteria for a Strong Product Platform

Product Characteristic	Technical Description	Advantage of HuMab-5B1
Targeting cancer cell	Specificity	✓ Exquisitely specific; only recognizes the target on cancer cell
Binds tightly to target cell	Affinity	✓ Binds quickly to cancer cell and is slow to come off
Cancer cell killing	Cytotoxicity	✓ Antibody has potency to kill cancer cells through normal immune system cell killing mechanisms of ADCC and CDC
Does not target normal cells	Cross-reactivity	✓ Ability to avoid on target off tumor activity that could raise undesirable side effects
Combined with chemo therapy	Synergistic efficacy	✓ Improves potency of standard of care chemo therapy in pre-clinical studies
Ability to attach additional agents	Conjugation	✓ Readily able to attach a radiolabel for PET imaging or a radioactive isotope to make a radioimmunotherapy product or to attach a toxin payload to make an antibody drug conjugate (ADC)
Benign side effect profile in animal toxicology studies	Clear GLP Toxicology	✓ The infusion and activity of the antibody did not cause unanticipated or worrisome side effects in our pivotal toxicology studies in primates
Early clinical safety/ tolerability and targeting specificity	Encouraging data from phase I clinical trials	✓ Preclinical profile borne out in early clinical trial results

Integrated Development Strategy to Maximize Antibody Value Proposition



MVT-5873
p-SCN-Bn-Deferoxamine (DFO)
MVT-5873
MVT-7686
MVT-2163
MVT-2163
p-SCN-Bn-
CHX-A"-DTPA
177Lu
MVT-5873
MVT-7814
MVT-1075
MVT-1075
Linker
-L-
Toxin
-L-Toxin
MVT-5873
HuMab-5B1 ADC

- Natural fully human IgG1 antibody
- Relies cytotoxic activity for efficacy
- Early safety and tolerability established

- PET agent conjugated to natural IgG1 antibody
- Antibody is targeting agent and accumulates on tumor
- PET scan images ideal at 5 to 7 days
- Early safety and tolerability established
- Target specificity established through tumor visualization

- Radioactive agent conjugated to natural IgG1 antibody
- Antibody is targeting agent and accumulates on tumor
- Cancer cells irradiated and killed with minimal bystander effect
- Dosimetry data from PET agent key to optimizing dose
- IND planned by end of year

- Potent toxin coupled to natural IgG1 antibody
- Antibody is targeting agent and accumulates on tumor
- Antibody internalized by cancer cells
- Cancer cells killed with minimal bystander effect
- Linker – Toxin animal model optimization data available

HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Potential therapeutic utility extends beyond pancreatic cancer



A
B
C
D
E
F

A. Pancreatic ductal adenocarcinoma
B. Colon carcinoma
C. Lung adenocarcinoma
D. Urinary bladder, mucinous adenocarcinoma
E. Colon metastatic to ovary
F. Breast carcinoma, lymph node

- Typical tumor tissue reactivity by IHC shows intense staining
- Most normal tissues lack reactivity
- Staining of non-tumor tissues were considered unlikely to be relevant as they are generally considered inaccessible to circulating antibodies

Abstract CT026, Maffuid, AACR 2016 National Meeting

MVT-5873 DEMONSTRATES SYNERGISTIC ANTI-TUMOR EFFECT WITH CHEMOTHERAPY IN MULTIPLE CANCER MODELS

Relative Tumor Growth at Day 42
Gemcitabine/nab-Paclitaxel as Baseline
BxPC3 Pancreatic Xenograft Model



Growth Relative to Control (%)
100
50
0
P = 0.05
P < 0.05
100%
77%
61%
49%
SOC Control
SOC Plus MVT-5873 [5 mg/kg]
SOC Plus MVT-5873 [30 mg/kg]
SOC Plus MVT-5873 [50 mg/kg]

Relative Tumor Volume at Day 52
Paclitaxel as Baseline
DMS 79 SCLC Xenograft Model



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
Hu IgG 50mg/kg (control)
MVT-5873 25 mg/kg
MVT-5873 50 mg/kg
Paclitaxel 10 mg/kg
MVT-5873 50 mg/kg + Paclitaxel 10 mg/kg
Treatment
MVT-5873
MVT-5873 + paclitaxel
10
15
20
25
30
35
40
45
50
55
Days after DMS 79 Cell Challenge

- Efficacy evaluated as a single agent and in combination with standard of care chemotherapy
- Dose-dependent inhibition of tumor growth observed with single-agent MVT-5873
- Potentiation of tumor growth inhibition and growth delay seen when MVT-5873 added to chemotherapy

MVT-2163 – HuMab 5B1 as Immuno-PET Imaging Agent

- Significant unmet medical need for improved diagnosis and monitoring of pancreatic cancer
- Preclinical data demonstrate potential for new HuMab-5B1based PET agent
- Radiolabel abundant, commercially available, relatively inexpensive, & readily amenable to conjugation chemistry
- Commercial distribution channels already established for other PET products


p-SCN-Bn-Deferoxamine (DFO)
^{89}Zr
MVT-5873
MVT-7686
MVT-2163
Amino group from lysine

MVT-2163 Imaging Compared To Standard Agent In Use Today

Mice orthotopically transplanted with BxPC3-luc pancreatic tumor xenografts


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.


JNM
The Journal of
NUCLEAR MEDICINE

Journal of Nuclear Medicine (Nov. 2013)

Received $1.75 Million NIH Contract for Development of HuMab-5B1 Imaging Agent

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MVT-1075 – Use of HuMab-5B1 in Radioimmunotherapy

- Combines established efficacy of radiation therapy with tumor specific targeting
- Product has potential to deliver more potent HuMab-5B1 based product
- 177Lu is a low-energy radiation emitter with a relatively short tissue penetration range (maximum, 1.6 mm) potentially minimizing side effects
- Clinical trial and product manufacturing all done at Memorial Sloan Kettering


NCS
p-SCN-Bn-CHX-A"-DTPA
^{177}Lu
Amino group from lysine
MVT-5873
MVT-7814
MVT-1075

MVT-1075 Radioimmunotherapy – Preclinical Studies Demonstrate Substantial Tumor Growth Suppression And Tumor Regression



¹⁷⁷Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
0
5
10
15
0
20
40
60
Time (days)
* - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
0
20
40
60
80
100
110
120
130
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

Preferential tumor targeting with minimal distribution to non-tumor tissues

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

HuMab-5B1-Based Antibody Drug Conjugate (ADC)



Linker
-L-
Toxin
-L-Toxin
MVT-5873
HuMab-5B1 ADC



mAb-Linker-Drug
(ADC)
Antigen binding
Endocytosis
Endosome
formation
Cell Death
Lysosome trafficking
Drug binding
to intracellular target
Lysosomal
degradation
(drug release)
Lysosome

Schematic representation of the processes associate with the mechanism of action and biological activity of Antibody drug conjugates

- HuMab-5B1 has ideal characteristics for ADC
- Antibody is readily internalized
- Large number of targets on each cell
- Proof of concept already demonstrated
- Multiple linker/toxin combinations are being evaluated to identify the best ADC candidate to move forward into IND enabling studies

MabVax therapeutics

Adapted from Bouchard, H. et al. Bioorg Med Chem Lett. 24 (2014) 5357-5363

HuMab-5B1 ADC Demonstrates Efficacy in Multiple Tumor Cell Lines and Animal Models of Cancer

HuMab-5B1 Antibody Drug Conjugate In Vivo Linker Optimization Study Demonstrates Efficacy



Mean Tumor Volume
600.00
500.00
400.00
300.00
200.00
100.00
0.00
0
5
10
15
20
Group 01: PBS (10mL/kg)
Group 02: hu5B1-ADC1 (2mg/kg)
Group 03: hu5B1-ADC2 (2mg/kg)
Group 04: hu5B1-ADC3 (2mg/kg)
Group 05: hu5B1-ADC3 (4mg/kg)
Group 06: hu5B1-ADC4 (2mg/kg)
Group 07: hu5B1-ADC5 (2mg/kg)
Group 08: hu5B1-ADC5 (6mg/kg)
Group 09: hu5B1-ADC6* (2mg/kg)
Group 10: hu5B1-ADC3* (2mg/kg)
Group 11: hu5B1-ADC5* (2mg/kg)
Group 12: hu5B1-ADC5* (6mg/kg)

Internalization of HuMab-5B1 Into Pancreatic Cancer Cells Results in Increased Potency and Killing Effectiveness



Percent Control
r5B1
r1B7
Plate 3: Colo205
96h WST - 24h measurement
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin
Plate 1: BxPC3
96h- BrdU
Viability [%]
Concentration [M]
R5B1-30.0643 [4.1]
R5B1
α-Amanitin

Market Opportunity For HuMab 5B1 – Represents Potential New Treatments In PDAC

Significant Unmet Medical Need with Large Market Potential



PROJECTED CANCER DEATHS
Projected cancer deaths (thousands)
160
120
80
40
0
lung
pancreas
colorectal
breast
prostate
2010
2020
2030

www.pancan.org

- Fourth leading cause of cancer death - 2nd overall by 2020*
- 5-year survival rate is <5%
- Resection is the only cure
  - <20% qualify for resection
  - 5-year survival still only ~25%

Global Sales for Pancreatic Cancer by Region, 2012–2017



2012
Total: $529m
48%
52%
US
5EU
2017
Total: $1.63bn
28%
72%

Source: GlobalData

Precision medicines and diagnostic agents like those based on HuMab-5B1 will be essential to improving outcomes

- Anatomical localization of premalignant and cancerous lesions
- Diagnosis, staging, and management of disease
- Companion diagnostics for chemo-, radio-, and immunotherapy
- Molecularly targeted therapeutics

Important First Milestones Achieved In Therapeutic Antibody Phase I Trial

Monotherapy dose escalation study in locally advanced or metastatic pancreatic cancer patients

- Phase I trial initiated in February 2017 and interim results reported mid-November
- Early safety and tolerability established in 16 patients treated in three escalating dose cohorts
- Every second cycle patients undergo SOC CT scans and RECIST 1.1 assessment with stable disease noted in 7 patients
- Have not yet established recommended phase II dose and escalating dose protocol continues

Sufficient Safety Established to Initiate Evaluation of MVT-5873 as Front Line Therapy in Combination with Chemotherapy in Part 2 of Phase I Study

- First treatment naïve patients enrolled in separate dose escalation study with chemotherapy
- Recommended phase II dose not yet established and escalating dose protocol continues
- Opportunity to pilot MVT-5873 as maintenance therapy post chemo treatment

IMPORTANT FIRST MILESTONES ACHIEVED IN DIAGNOSTIC ANTIBODY PHASE I TRIAL

MVT-2163 Immuno-PET Diagnostic Agent for Pancreatic Cancer Demonstrates Safety and Proof of Concept in Tumor Visualization

- Next generation diagnostic agent for identification of metastatic lesions, staging of disease, and treatment assessment
- Early safety and tolerability established in sixteen patients treated in two escalating dose cohorts
- Images taken to date demonstrate target specificity by correlation with lesions identified by conventional computerized tomography (CT) scans
- No observable off target binding
- Have established dosimetry for follow-on MVT-1075 radioimmunotherapy product
- Have not yet established recommended phase II dose and escalating dose continues

STATUS OF MVT-1075
PHASE I RADIOIMMUNOTHERAPY CLINICAL TRIAL

- **Objectives of Phase I trial**
  - Determine MTD and safety profile as a single agent
  - Determine dosimetry of MVT-1075
  - Evaluate tumor response rate and duration of response
  - Define a recommended Phase II dose as a single agent
  - Expand Phase I to include combination with chemotherapy once safety profile is established
- **Next Steps**
  - Preclinical work finalized and we have finalized clinical protocol
  - Pre-IND meeting feedback from FDA received in late July with receipt of constructive feedback and path forward to clinic
  - No requirement for additional toxicology studies on components
  - Manufacturing of clinical building on the materials and procedures from the MVT-5873 and MVT-2163 programs
  - IND to be submitted before end of 2016
  - Clinical trial to begin 1H 2017

Key Milestones for HuMab5B1 Development Programs for 2016 and 2017

Key Development Program	1H2016	2H2016	1H2017	2H2017
MVT-5873 Therapeutic Monotherapy	✓ Initiate dose escalation safety Phase I Trial	✓ **Early readout on safety, PK, dose**	• Complete enrollment	• **Full Phase I trial result available**
MVT-5873 Therapeutic Combination with Chemo	✓ Initiate dose escalation safety Phase I Trial	✓ **Initiate combo with chemo portion of Phase I study**	• **Early read out on combo with chemo trial**	• Complete enrollment • **Full Phase I trial result available**
MVT-2163 PET Imaging	✓ Initiate dose escalation safety Phase I Trial	✓ **Early readout on safety and image optimization**	• Complete enrollment • **Full Phase I trial result available**	
MVT-1075 Radio-Immunotherapy	✓ Preclinical testing and pharmacology complete ✓ File pre-IND	• **File IND**	• Initiate dose escalation safety Phase I Trial	• **Early readout on safety, PK, dose**
HuMab-5B1 ADC			• Preclinical development of ADC candidates	• Select lead candi-date; complete pilot toxicology, safety, pharmacology

Where Do We Go From Here

- Complete monotherapy phase I dose escalation and report results at scientific meeting
- Complete combination with chemo phase I dose escalation and report results at scientific meeting
- Pilot monotherapy as maintenance therapy in post chemo patients as extension of current phase I trial- Potential fast tract approval with small study
- Continue discussions with companies based in Asia on bile duct cancer where incidence is 5 to 50 times higher than US - Potential fast tract approval with small study
- Complete dose escalation of MVT-2163 PET diagnostic and report results at scientific meeting
- Continue partnering discussions with companies interested in MVT-5873 as a targeting agent in combination with partner technologies to create novel therapies

Robust Intellectual Property and Knowhow

11 issued patents and 3 pending applications in the U.S.

- Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 2 pending applications covering monoclonal antibodies

14 international patents and 3 pending applications

- Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 2 pending applications covering monoclonal antibodies

Proven experience and knowhow in antibody discovery and development

Strong Management Team and Board of Directors

Management

Name	Background
J. David Hansen Founder, President & CEO Board Member	Avanir, Xencrex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xencrex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Executive Vice President Research and Development	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin Pharmaceuticals, Glaxo Research Institute
Paul Resnick, M.D. Vice President and Chief Business Officer	Juventas Therapeutics, Intellikine, Pfizer, Rinat Neurosciene, Intermune, Roche

Board of Directors

Name	Background
J. David Hansen	Corporate Officer
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Philip Livingston, M.D.	Corporate Officer
Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Paul Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Jeffery Eisenberg	Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

CAPITALIZATION TABLE/FINANCIAL STATISTICS

Security	Average Exercise Price	As of Sept. 30, 2016
Common Shares - Outstanding	–	6.3M
Preferred Stock – Common Equivalents ($0.01 Liquidation Preference)	–	3.0M
Subtotal	–	9.3M
Restricted Stock Units – Outstanding and Unvested	–	0.2M
Warrants - Outstanding	$6.84	5.1M
Stock Options – Outstanding and Unvested	$10.82	1.0M
Fully Diluted		15.6M
Short and Long Term Debt		$5.0M

MARKET STATISTICS*

Stock Symbol: MBVX (Nasdaq Capital Market)
Closing Price: $3.80 on December 2, 2016
52 Week High/Low: $7.19/$3.04
3-Month Average Daily Volume/Liquidity 123,830/$470,000**
Shares Outstanding: 6.3 Million**
Market Cap: $25.3 Million**
Float: 6.0 Million Free Trading Shares

*Price & Volume quotes from the Nasdaq, Yahoo! Finance and other reliable sources

**Based on 12/2/16 closing price, and shares outstanding on September 30, 2016

Differentiated Cancer Immunotherapy Company With Multiple Near-Term Milestones

- Novel antibody discovery platform producing multiple novel products with significant commercial potential
- Integrated and complementary development strategy leverages antibodies as superior targeting agents
- Therapeutic and diagnostic Phase 1 clinical studies underway
- Planned interim program milestones for MVT-5873 and MVT-2163 in 4Q2016 and full Phase I readout mid-2017
- Plan to file IND for radioimmunotherapy program Q4 2016
- Follow-on antibody pipeline programs represent significant additional opportunity
- Uplisting to Nasdaq accomplished to achieve increased visibility and liquidity
- August financing helps ensure operating capital to reach Phase I milestones
- Proven Management Team & Board of Directors







Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

Company Contacts

David Hansen
President and CEO
dhansen@mabvax.com
858-500-8455

Gregory P. Hanson CMA MBA
Chief Financial Officer
gregoryhanson@mabvax.com
858-500-8457

Media and Investor Relations
IRTH Communications
Robert Haag, Managing Director
MBVX@irthcommunications.com
866-976-4754